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                       ARTHUR ANDERSEN LLP

                                                               Exhibit 23.1

              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K into the Company's previously filed Registration Statement File No. 333-68227.



/s/ Arthur Andersen LLP


Houston, Texas
June 10, 1999